                                                                   Exhibit 10.13












                                 HCR MANOR CARE
                        SENIOR EXECUTIVE RETIREMENT PLAN
















                            EFFECTIVE OCTOBER 1, 1992

                         RESTATED AS OF JANUARY 1, 2001

                                 HCR MANOR CARE
                        SENIOR EXECUTIVE RETIREMENT PLAN

                            EFFECTIVE JANUARY 1, 2001


                                      INDEX
                                      -----

                                                                                               PAGE
                                                                                               ----
         ARTICLE I  -  Name, Effective Date and Purpose of Plan                                   1
                  1.01  -  Name                                                                   1
                  1.02  -  Effective Date                                                         1
                  1.03  -  Purpose                                                                1
                  1.04  -  No Duplication of Benefits                                             1

         ARTICLE II  -  Eligible Participants                                                     2
                  2.01  -  Eligible Participants                                                  2
                  2.02  -  Executive Officers                                                     2

         ARTICLE III  -  Credited Earnings                                                        3
                  3.01  -  Elements of Compensation                                               3
                  3.02  -  Basis for Determination                                                4
                  3.03  -  Effect of Disability                                                   4

         ARTICLE IV  -  Credited Service                                                          5
                  4.01  -  Determination of Credited Service                                      5
                  4.02  -  General Provisions as to Credited Service                              5
                  4.03  -  Disabled Participants                                                  5

         ARTICLE V  -  No Funding of Plan Benefits                                                7

         ARTICLE VI  - Normal Retirement Date                                                     8

         ARTICLE VII  -  Retirement Benefits                                                      9
                  7.01  -  Amount of Benefit                                                      9
                  7.02  -  Gross Retirement Benefit                                               9
                   (a)  -  Method I                                                               9
                   (b)  -  Method II                                                             10
                  7.03  -  Average Annual Earnings                                               10
                  7.04  -  Social Security Taxable Wage Base                                     10
                  7.05  -  Protection of Benefit                                                 11
                  7.06  -  Present Value of Designated Plans                                     11


         ARTICLE VIII  -  Payment of Retirement Benefits                                         12
                  8.01  -  Normal or Postponed Retirement                                        12
                  8.02  -  Early Retirement-- Hired Before January 1, 1992                       12
                   (a)  -  General Rules and Reduction Factors                                   12
                   (b)  -  Early Retirement                                                      12
                           1)  - Age 60, Less Than Age 65                                        12
                           2)  - Age 55, Less Than Age 60                                        13
                  8.03  -  Early Retirement-- Hired After December 31, 1991                      13
                   (a)  -  General Rules and Reduction Factors                                   13
                   (b)  -  Early Retirement                                                      13
                  8.04  -   Option to Postpone Commencement of Benefits                          14
                  8.05  -   Commencement of Retirement Benefits and Modes of Payment             14
                  8.06  -   Commencement of Vested Benefits and Modes of Payment                 14
                  8.07  -   Death Benefits                                                       15
                  8.08  -   Designation and Change of Beneficiary                                16
                  8.09  -   Death or Failure to Designate Beneficiary                            16
                  8.10  -   Qualified Domestic Relations Order                                   16

         ARTICLE IX - Suspension of Retirement Benefits                                          19

         ARTICLE X -  Administration of the Plan                                                 20
                  10.01  -  General                                                              20
                  10.02  -  Duties of the Vice President of Human Resources                      20
                  10.03  -  Authority of the Vice President of Human Resources                   21

         ARTICLE XI - Amendment, Modification or Termination of Plan                             22
                  11.01  -  Amendment or Modification of Plan                                    22
                  11.02  -  Termination of the Plan                                              22

         ARTICLE XII  -  Merger, Consolidation, etc. of the Plan                                 23

         ARTICLE XIII -  Miscellaneous Provisions                                                24
                  13.01  -  Inalienability                                                       24
                  13.02  -  Facility of Payment                                                  24
                  13.03  -  Liability Limited                                                    24
                  13.04  -  Performance of Acts                                                  24
                  13.05  -  Claims Procedure                                                     25
                  13.06  -  Definitions                                                          25

         ADOPTION PAGE                                                                           26

         APPENDIX A - List of Covered Participants                                               27

                                 HCR MANOR CARE
                                 --------------
                        SENIOR EXECUTIVE RETIREMENT PLAN
                        --------------------------------


                           (Effective January 1, 2001)



                                    ARTICLE I
                                    ---------

                    NAME, EFFECTIVE DATE AND PURPOSE OF PLAN

         1.01 - NAME.

         The name of this plan is the "HCR Manor Care Senior Executive Retirement Plan", formerly known as the "Amended and Restated Health Care and Retirement Corporation Senior Executive Retirement Plan", hereinafter called the "Plan".

         1.02 - EFFECTIVE DATE.

         The Plan was adopted as of October 1, 1992. Effective Date of the Plan, as amended and restated, is January 1, 2001.

         1.03 - PURPOSE.

         The purpose of the Plan is to provide retirement and related benefits to Corporate Officers and senior management employees of HCR Manor Care, the "Company". The Plan is and is intended to be an unfunded deferred compensation plan for a select group of management or highly compensated employees, commonly known as a "top hat" plan.

         1.04 - NO DUPLICATION OF BENEFITS.

         This Plan is only intended to provide retirement and related benefits over and above those provided, if any, under the Health Care and Retirement Corporation Pension Plan (the "HCR Pension Plan"), a defined benefit plan, and/or the HCR Manor Care Key Employee Insurance Program (the "HCR Manor Care Key Employee Insurance Program", a welfare benefit plan, (hereinafter collectively referred to as "Designated Plans").

                                   ARTICLE II
                                   ----------

                              ELIGIBLE PARTICIPANTS


         2.01 - ELIGIBLE PARTICIPANTS.

         Designated Corporate Officers and senior management employees of the Company whose names are set forth in Appendix A hereof (List of Covered Participants) shall be eligible to participate in this Plan.

         2.02 - CORPORATE OFFICERS.

         The term "Corporate Officer" shall mean an officer of the Company who is chosen by the Board of Directors of the Company to hold an executive position in the Company.

                                   ARTICLE III
                                   -----------

                                CREDITED EARNINGS


         3.01 - ELEMENTS OF COMPENSATION.

         With respect to earnings received during each calendar year or portion thereof, the term "Credited Earnings" shall mean:

         (a)      annual base salary,

         (b) any annual bonus earned (accrued) by a Participant under an annual bonus plan of the Company,

         (c) any amount earned (accrued) under the HCR Manor Care Performance Award Plan (the "HCR Manor Care Performance Award Plan"), and

         (d) any payments made to a Participant for a period of illness or disability prior to such Participant's retirement pursuant to the HCR Manor Care Salary Continuation Plan (the "HCR Manor Care Sick Leave Plan"), the HCR Manor Care Group Short-Term Disability Plan (the "HCR Manor Care STD Plan") or the HCR Manor Care Group Long-Term Disability Plan (the "HCR Manor Care LTD Plan");

provided, however, that any bonus paid in a subsequent calendar year shall be treated as Credited Earnings in the year for which such bonus was earned (accrued) and any performance award paid in a subsequent year shall be treated as Credited Earnings for the year prior to the year of payment. For all purposes of the Plan, annual base salary, bonus payments, performance awards and sick leave and disability payments shall include any salary deferral contributions made pursuant to the Participant's elections under the HCR Manor Care Stock Purchase and Retirement Savings Plan (the "HCR Manor Care SPARS"), the HCR Manor Care Retirement Savings and Investment Plan (the "HCR Manor Care RSIP"), the HCR Manor Care Pre-Tax Reimbursement Account Plan (the "HCR Manor Care Reimbursement Plan"), the HCR Manor Care Senior Management Savings Plan for Corporate Officers (the "HCR Manor Care SMSP for Corporate Officers"), and the HCR Manor Care Senior Management Savings Plan and (the "HCR Manor Care SMSP") or pursuant to any other Company-sponsored qualified or non-qualified plan.

         3.02 - BASIS FOR DETERMINATION.

         Credited Earnings shall be determined annually on a calendar-year basis.

         3.03 - EFFECT OF DISABILITY.

         Except as otherwise provided in Section 3.01 hereof (Elements of Compensation), no reduction shall be made in a Participant's Credited Earnings during a period of disability on account of any decrease in the Participant's Credited Earnings if at the date of disability such Participant shall have one or more full years of Credited Service and if such decrease is because of such Participant's total disability evidenced by the continuing award of benefits for disability under the HCR Manor Care Sick Leave Plan and, after the expiration of benefits under the HCR Manor Care Sick Leave Plan, by the continuing award of benefits under the HCR Manor Care LTD Plan.

                                   ARTICLE IV
                                   ----------

                                CREDITED SERVICE


         4.01 - DETERMINATION OF CREDITED SERVICE.

         Each Corporate Officer and senior management employee of the Company designated on Appendix A hereof (List of Covered Participants) shall receive credit under this Plan for periods of employment:

         (a)      with the Company; and

         (b) if hired before January 1, 1992, with Owens-Illinois, Inc., except to the extent such Participant is entitled to, or has received a retirement or other vested benefit for such periods of service under the Owens-Illinois Salary Retirement Plan from the Participant's adjusted service date set forth on Appendix A hereof. All such periods of credited employment or service shall be referred to herein as "Credited Service."

         4.02 - GENERAL PROVISIONS AS TO CREDITED SERVICE.

         The "General Provisions as to Credited Service" provided in Section
4.03 (General Provisions as to Credited Service) of the HCR Pension Plan shall be incorporated, where applicable, herein.

         4.03 - DISABLED PARTICIPANTS.

         Each Participant shall continue to be a Participant in this Plan for periods during which the Participant is totally disabled if at the date of such disability such Participant shall be covered under the HCR Manor Care LTD Plan if and so long as such disability shall be evidenced by the continuing award of benefits for disability under the HCR Manor Care Sick Leave Plan, the HCR Manor Care STD Plan and the HCR Manor Care LTD Plan. A Participant who, upon recovery from disability, resumes full-time employment with the Company within such period of time as may be fixed from time to time by the Vice President, Director of Human Resources and Labor Relations of the Company (hereinafter referred to as the "Vice President of Human Resources" or the "Vice President") shall not be deemed to have terminated employment or interrupted a Period of Service;

provided, however, that if a disabled Participant shall request and become entitled to receive the early retirement benefit provided by Section 8.02 hereof (Early Retirement), that Participant shall be deemed to have terminated employment as of the last day of the month in which the request for early retirement is approved.

                                    ARTICLE V
                                    ---------

                           NO FUNDING OF PLAN BENEFITS


         The benefits provided under this Plan shall be completely unfunded. If the Company acquires or has acquired any asset for the purpose of fulfilling its obligations hereunder, any such asset shall remain an asset of the Company and not an asset of this Plan. Each Participant shall have only the rights of an unsecured general creditor of the Company with respect to any benefits payable under this Plan.

                                   ARTICLE VI
                                   ----------

                             NORMAL RETIREMENT DATE


         The normal retirement date for a Participant shall be the last day of the month in which such Participant attains age 65.

                                   ARTICLE VII
                                   -----------

                               RETIREMENT BENEFITS


         7.01 - AMOUNT OF BENEFIT.

         A Participant who retires or whose employment terminates with vested rights shall receive an annual retirement benefit, payable as a straight single life annuity, the present value of which shall be (at commencement of the normal retirement benefit) equal to the excess of (i) the present value of the "Gross Retirement Benefit", as defined below, (assuming such benefit is payable as a straight single life annuity) less (ii) the present value of benefits provided to the Participant under the Designated Plans (measured in accordance with Section 7.06 hereof (Present Value of Designated Plans)).

         7.02 - GROSS RETIREMENT BENEFIT.

         As used in this Article VII, the term "Gross Retirement Benefit" for each Participant designated with an asterisk in Appendix A hereof (List of Covered Participants) shall mean an annual benefit to be paid monthly calculated pursuant to Method I or Method II below whichever provides the greater benefit. The term "Gross Retirement Benefit" for each Participant not designated with an asterisk in Appendix A shall mean an annual benefit to be paid monthly calculated pursuant to Method II below

         (a) Method I-- An annual benefit to be paid monthly based on the sum of the following amounts:

                  (1) If such Participant shall have 35 Years of Credited Service from the Participant's adjusted service date set forth on Appendix A hereof (List of Covered Participants), an amount equal to 50% of the Participant's Final Average Earnings less one-half of the Primary Insurance Amount; or
                  (2) If such Participant shall have more than 35 years of Credited Service from the Participant's adjusted service date set forth on Appendix A hereof (List of Covered Participants) there shall be added to the aforesaid percentage 0.50% for each such Year of Credited Service in excess of 35; or
                  (3) If such participant shall have less than 35 Years of Credited Service from the

                           Participant's adjusted service date set forth on Appendix A hereof (List of Covered Participants), an amount equal to that which would have been payable if such participant had 35 Years of Credited Service multiplied by a fraction, the numerator of which shall be the number of the Participant's Years of Credited Service and denominator of which shall be 35.

         (b) Method II-- An annual benefit to be paid monthly based on the following amounts:

                  (1) 1.212% of such Participant's Average Annual Earnings multiplied by the Participant's number of Years of Credited Service from the Participant's adjusted service date set forth on Appendix A hereof (List of Covered Participants), plus

                  (2) 0.176% of such Participant's Average Annual Earnings in excess of the Social Security Taxable Wage Base as defined in Section 7.05 hereof (Social Security Taxable Wage Base) multiplied by the Participant's number of Years of Credited Service from the Participant's adjusted service date set forth on Appendix A hereof (List of Covered Participants), plus

                  (3) If such Participant shall have more than 35 Years of Credited Service from the Participant's adjusted service date set forth on Appendix A hereof (List of Covered Participants), there shall be added to the aforesaid amounts 0.50% of Average Annual Earnings for each Year of Credited Service in excess of 35.

         7.03 - AVERAGE ANNUAL EARNINGS.

         As used in this Article VII, the term "Average Annual Earnings" shall mean the average of the Credited Earnings of a Participant for the three calendar years during which the aggregate of the Participant's Credited Earnings was the highest.

         7.04 - SOCIAL SECURITY TAXABLE WAGE BASE.

         As used in this Article VII, the term "Social Security Taxable Wage Base" shall mean the maximum amount of annual wages subject to the tax imposed under the Federal Insurance Contributions Act ("FICA"), as amended, in effect:

         (a) on the date of such Participant's retirement or other termination of employment, with respect to a Participant who retires under such circumstances as to be eligible for the normal or early retirement benefit under the Plan, or who otherwise terminates employment with vested rights under the Plan; or

         (b) on the date of such Participant's entitlement to benefits under the HCR Manor Care LTD Plan, with respect to a participant receiving, at date of retirement, benefits under such HCR Manor Care LTD Plan and who retires upon attainment of age 65.

         7.05 - PROTECTION OF BENEFIT.

         No future amendment shall reduce the benefit a Participant has earned under this Plan up to the day immediately preceding the date of such amendment with respect to the Participant's Credited Service and Average Annual Earnings as of such date.

         7.06 - PRESENT VALUE OF DESIGNATED PLANS.

         The present value of the HCR Pension Plan shall be the actuarially determined lump sum value of any benefit payable to the Participant or the Participant's designated beneficiary pursuant to such plan, measured as of the appropriate date. The present value of the Manor Care Key Employee Insurance Program shall be deemed to be equal to the Participant's cash surrender value (if any), measured as of the appropriate date, of any life insurance policy subject to the terms of such plan.

                                  ARTICLE VIII
                                  ------------

                               PAYMENT OF BENEFITS


         8.01 - NORMAL OR POSTPONED RETIREMENT.

         A Participant who retires on or after the normal retirement date shall be paid a normal retirement benefit in the amount and form described in Article VII hereof (Retirement Benefits), based on the Participant's Credited Service accrued as of the normal retirement date and reduced (in the manner described in Article VII hereof (Retirement Benefits)) for amounts, if any, provided through Designated Plans. Such normal retirement benefit shall commence in the month described in Section 8.05 hereof (Commencement of Retirement Benefits and Optional Modes of Payment). Any other provision of this Plan to the contrary notwithstanding, a Participant shall become fully vested in the Participant's normal retirement benefit hereunder upon attaining age 65 while employed by the Company.

         8.02 - EARLY RETIREMENT -- HIRED BEFORE JANUARY 1, 1992.

         (a)      GENERAL RULES AND REDUCTION FACTORS.

                  A Participant whose employment commencement date with the Company is before January 1, 1992 and who has completed at least ten full years of Credited Service, may retire on any date within ten years prior to the Participant's normal retirement date. Such early retirement benefit shall commence in the month described in Section 8.05 hereof (Commencement of Retirement Benefits and Optional Modes of Payment) unless postponed pursuant to Section 8.04 hereof (Option to Postpone Commencement of Early Retirement Benefits).

         (b)      EARLY RETIREMENT.

                  1)       AGE 60, LESS THAN AGE 65.

                           A Participant who retires after attainment of the age of 60 but prior to the Participant's normal retirement date shall be paid an unreduced early retirement benefit, in the form and amount provided in Article VII hereof (Retirement Benefits), based on the Participant's Credited Service accrued as of the date of early retirement and reduced (in the manner described in Article VII) for amounts, if any, provided through Designated Plans.

                  2)       AGE 55, LESS THAN AGE 60.

                           If at the date of such early retirement the Participant shall not have attained the age of 60 years, the benefit specified in subsection 1) above shall be reduced by 5/12 of 1% for each month by which the first day of the month for which the initial retirement payment is made is in advance of the first day of the month following the attainment of age 60; provided, however, that this subsection 2) shall not apply to a Participant who retires after attainment of the age of 55, if at such early retirement date such Participant shall have completed at least 30 years of Credited Service.

         8.03 - EARLY RETIREMENT -- HIRED AFTER DECEMBER 31, 1991.

         (a)      GENERAL RULES AND REDUCTION FACTORS.

                  A Participant whose employment commencement date with the Company is after December 31, 1991 and who has completed at least ten full years of Credited Service, may retire on any date within five years prior to the Participant's normal retirement date. Such early retirement benefit shall commence in the month described in Section 8.05 hereof (Commencement of Retirement Benefits and Optional Modes of Payment) unless postponed pursuant to Section 8.04 hereof (Option to Postpone Commencement of Early Retirement Benefits).

         (b)      EARLY RETIREMENT.

                  A Participant who retires after attainment of the age of 60 but prior to the Participant's normal retirement date shall be paid an annual early retirement benefit, in the form and amount provided in Article VII hereof (Retirement Benefits), based on the Participant's Credited Service accrued as of the date of early retirement and reduced (in the manner described in Article VII) for amounts, if any, provided through Designated Plans. The early retirement benefit shall be reduced by 5/12 of 1% for each month by which the first day of the month for which the initial retirement payment is made is in advance of the first day of the month following the attainment of age 65

         8.04 - OPTION TO POSTPONE COMMENCEMENT OF EARLY RETIREMENT BENEFITS.

         Any Participant eligible for such early retirement benefits who retires prior to the normal retirement date may, by giving written notice to the Vice President, Director of Human Resources at least one year prior to such actual early retirement, elect to postpone the commencement of payment of early retirement benefits to any month that is not later than the month following attainment of age 65.

         8.05 - COMMENCEMENT OF RETIREMENT BENEFITS AND OPTIONAL MODES OF
PAYMENT.

         Early and normal retirement benefits shall be paid in the normal form specified, commencing with the month following that in which the Participant's early, normal or postponed retirement occurs (unless Section 8.02(c) hereof (Option to Postpone Commencement of Early Retirement Benefits) is exercised) and ceasing with the payment made in and for the month in which the Participant dies. A Participant may, however, request in writing to the Vice President of Human Resources to receive his or her retirement benefits hereunder in the form of an actuarially equivalent lump sum payment, (using the actuarial assumptions for lump sum conversions that are then in effect under the HCR Pension Plan at the time of such election) payable at the time the Participant's retirement benefits would otherwise commence; provided further, however, that no such election shall be effective unless it is both:

         (a)      given by the Participant and

         (b) approved by the Vice President at least one year prior to the benefit commencement date.

         8.06 - COMMENCEMENT OF VESTED BENEFITS AND OPTIONAL MODES OF PAYMENT.

         In the event of the termination of employment of a Participant, other than:

         (a)      by reason of death or

         (b) a retirement qualifying under Section 8.01 hereof (Normal or Postpone Retirement) or Section 8.02 hereof (Early Retirement),

after such Participant accrues at least five full years of Credited Service, such Participant shall be eligible for a vested benefit in an amount equal to the Participant's accrued benefit immediately before the date of such termination of employment, reduced (in the manner described in Article VII hereof (Retirement Benefits)) for amounts, if any, provided through Designated Plans.

         Vested benefits shall be paid in the normal form specified, commencing at the same time the Participant commences his or her vested benefit under the HCR Pension Plan, if applicable, or if not applicable any time after attaining age 55, but on or before attaining age 65, subject to the same actuarial equivalent reduction factors as set forth in the HCR Pension Plan for commencement prior to attaining age 65. Such payment shall cease with the payment made in and for the month in which the Participant dies. A Participant, however, may request in writing to the Vice President of Human Resources to receive his or her vested benefits hereunder in the form of an actuarially equivalent lump sum payment, (using the actuarial assumptions for lump sum conversions that are then in effect under the HCR Pension Plan at the time of such election) payable at the time the Participant's vested benefits would otherwise commence; provided further, however, that no such election shall be effective unless it is both:

         (a)      given by the Participant and

         (b) approved by the Vice President at least one year prior to the benefit commencement date.

         8.07 - DEATH BENEFITS.

         In the event a retired Participant who is eligible for retirement benefits under Section 8.01 hereof (Normal or Postpone Retirement), Section 8.02 hereof (Early Retirement -- Hired Before January 1, 1992) or Section 8.03 hereof (Early Retirement -- Hired After December 31, 1991) dies before commencement of such retirement benefits, a death benefit shall be paid to the Participant's designated beneficiary. If there is no living designated beneficiary, the death benefit shall be paid to the Participant's estate. The death benefit shall be paid in a single payment in the month following the month in which the Participant dies. The death benefit shall be the present value of the early or normal retirement benefit (reduced for benefits provided by Designated Plans) the Participant would have received in accordance with Section
8.01 hereof (Normal or Postpone Retirement), Section 8.02 hereof (Early Retirement -- Hired Before January 1, 1992), or Section 8.03 hereof (Early Retirement -- Hired After December 31, 1991), had the Participant received a single sum distribution on the day the Participant died.

         8.08 - DESIGNATION AND CHANGE OF BENEFICIARY.

         Each Participant shall, upon such form as the Vice President of Human Resources may provide for that purpose, designate the Participant's beneficiary or beneficiaries, and the person or persons so designated or, where applicable, the person or persons designated by the Vice President pursuant to Section 8.09 hereof (Death of or Failure to Designate Beneficiary), shall receive, any payment which may be or become payable hereunder by reason of the death of such Participant as a death benefit under this Plan as constituted as of the date of such death. The designation of a Participant's spouse as beneficiary under this
Section 8.08 shall be automatically revoked, and such spouse shall not be entitled to receive any death benefit to which the Participant might otherwise be entitled under this Section, if such Participant and such spouse are divorced after the date of such designation, unless thereafter the Participant shall redesignate such former spouse as the Participant's beneficiary.

         8.09 - DEATH OF OR FAILURE TO DESIGNATE BENEFICIARY

         If any death benefit shall be payable to a beneficiary not then living and no contingent beneficiary shall then survive, or if any death benefit shall be payable on behalf of a deceased Participant who shall have failed to designate a beneficiary, the death benefit shall be paid to the Participant's estate.

         8.10 - QUALIFIED DOMESTIC RELATIONS ORDERS

         Benefits shall be payable to an individual other than a Participant in accordance with the applicable requirements of a Qualified Domestic Relations Order pursuant to the following provisions:

         (a) The term "Qualified Domestic Relations Order" shall mean any judgment, decree, or court order (including approval of a property settlement agreement) which relates to the provision of child support, alimony payments, or marital property rights to a spouse, former spouse, child or other dependent of a Participant (collectively an "Alternate Payee" as defined in Section 414(p)(8) of the Code), which creates or recognizes the existence of an Alternative Payee's right to, or assigns to an Alternate Payee the right to, receive all or a portion of the benefits payable with respect to a Participant under the Plan, and which meets the following requirements:

                  (1) Such order shall specify the name and last known mailing address (if any) of the Participant and each Alternate Payee covered by the order;

                  (2) Such order shall specify the amount or percentage of the Participant's benefits to be paid by the Plan to each such Alternate Payee or the manner in which such amount or percentage is to be determined as of a given date;

                  (3) Such order shall provide when the Alternate Payee may first take a distribution of the Alternate Payee's benefit hereunder, if silent the Alternate Payee's benefit would first be distributable, unless limited by the order, when the Participant is first eligible to take a distribution of the Participant's benefit pursuant to Section 8.05 hereof (Commencement of Retirement Benefits and Optional Modes of Payment);

                  (4) If applicable, such order shall specify the number of payments or period to which the order applies;

                  (5) Such order shall identify the Plan as to which the order applies;

                  (6) Such order shall not require the Plan to provide any type or form of benefits or any option not otherwise provided under the Plan; and

                  (7) Such order shall not require the payment of benefits to an Alternate Payee which are required to be paid to another Alternate Payee under another order previously determined to be a Qualified Domestic Relations Order.

         (b) The Company shall determine a set of nondiscriminatory and reasonable procedures to determine the qualified status of a domestic relations order and to administer distributions under such qualified orders in accordance with
                  Section 414(p) of the Code.

                                   ARTICLE IX
                                   ----------

                        SUSPENSION OF RETIREMENT BENEFITS


Retirement or vested benefits shall be suspended during any period in which a retired Participant or a Participant terminated with vested rights is in the full-time employ of the Company, in accordance with regulations of uniform application adopted by the Vice President of Human Resources, for all or part of any period for which additional service credits are provided for the purpose of determining the amount of the Participant's retirement benefits pursuant to
Article VII hereof (Retirement Benefits).

                                    ARTICLE X
                                    ---------

                           ADMINISTRATION OF THE PLAN

         10.01 - GENERAL.

         All rights, powers, duties, authority, and responsibility in connection with the administration of this Plan, which are herein or otherwise reserved to or conferred upon the Company have been delegated by the Board of Directors of the Company to, and shall be exercised, performed or discharged on behalf of the Company by, the Chief Executive Officer of the Company or by such other officer or officers of the Company, as the Chief Executive Officer's delegate, pursuant to the procedures hereinafter provided. Whenever reference is made in this Plan to an appropriate officer or officers of the Company, such reference shall be to the Chief Executive Officer of the Company or such other officer or officers of the Company, to whom said Chief Executive Officer or, to the extent authorized by said Chief Executive Officer, another officer or officers of the Company may at the time concerned have delegated any one or more of such rights, powers, duties, authority, or responsibility hereunder. Each such delegation and any modification or revocation thereof shall be recorded in writing and kept on file with the Secretary of the Company. Any act performed in the exercise of delegated authority under this Plan shall be deemed the act of the Company or, as the case may be, of such other Employer. The right to revoke or modify any delegation under this Plan is reserved to the Board of Directors of the Company. Said Chief Executive Officer of the Company and each appropriate officer to whom authority is delegated hereunder shall be a named fiduciary with respect to this Plan. If at any time there is no person duly designated as Chief Executive Officer of the Company, any person who is President of the Company shall have the full authority conferred upon such Chief Executive Officer hereunder for all purposes hereof. The rights, powers, duties, authority, and responsibility of the Vice President of Human Resources of the Company expressly conferred in this Plan may be exercised, performed and discharged without the necessity of any delegation hereunder but are subject to modification or revocation in accordance with the procedures herein provided.

         10.02 - DUTIES OF THE VICE PRESIDENT OF HUMAN RESOURCES.

         The Vice President of Human Resources shall administer the Plan and shall determine what and when Participants and their Beneficiaries are entitled to receive benefits hereunder and the amount of such benefits. The Vice President shall keep complete records of all pertinent data and facts, and actions taken. The Vice President shall, from time to time, adopt actuarial tables, methods, factors and assumptions for purposes of the Plan.

         10.03 - AUTHORITY OF THE VICE PRESIDENT OF HUMAN RESOURCES.

         The Vice President of Human Resources shall have full power and authority to adopt, modify and rescind any and all regulations necessary or appropriate for the administration of the Plan, and to make fair, equitable and nondiscriminatory rulings and decisions on any questions which may arise with respect to Participants and their Beneficiaries, payments and amounts of retirement and other benefits, and on any question concerning the construction or interpretation of the Plan. All such regulations, rulings and decisions of the Vice President made in good faith shall be consistent with the Plan and shall be final and binding as to all persons interested and as to all rights and obligations hereunder. The Vice President shall serve without compensation but shall be entitled to reimbursement from the Company for expenses of administering this Plan, including, but not limited to, fees of accountants, actuaries, counsel, investment advisors and other specialists, and, to the extent permitted by ERISA, the Vice President shall be fully protected in any action or failure to act taken by the Vice President in good faith reliance upon the advice or opinions of such specialists. Nothing herein shall preclude the Company from indemnifying the Vice President or other fiduciary from any liabilities incurred by them in connection with the administration of this Plan or from purchasing insurance to provide for such indemnification.

                                   ARTICLE XI
                                   ----------

                 AMENDMENT, MODIFICATION OR TERMINATION OF PLAN


         11.01 - AMENDMENT OR MODIFICATION OF PLAN.

         The Company, by its appropriate officers on its behalf, shall have the right, at any time and from time to time, to amend or modify the Plan by a written instrument executed on behalf of the Company by such officers; provided, however, that no amendment or modification shall have any adverse retroactive effect on or reduce the benefit accrued before the amendment by eliminating or reducing a retirement type subsidy or an early retirement benefit or eliminating an optional form of benefit, with respect to benefits accrued before such amendment, of any Corporate Officer, Participant or Beneficiary unless the same shall be required by the Internal Revenue Service, or an officer or agent thereof, or unless the same shall be required to comply with the Act, the Internal Revenue Code or any other applicable law or laws.

         11.02 - TERMINATION OF THE PLAN.

         It is the expectation of the Company that it will continue the Plan indefinitely, but the continuance of the Plan is not a contractual obligation of the Company, or of any company, and is not in consideration of, an inducement to, or condition of the employment of any person. The Company reserves the right, by action of its Board of Directors, to terminate the Plan.

                                   ARTICLE XII
                                   -----------

                     MERGER, CONSOLIDATION, ETC. OF THE PLAN


         Any provision herein to the contrary notwithstanding, this Plan shall not be merged or consolidated with, nor shall any liabilities of this Plan be transferred to any other plan unless each Participant hereunder will be entitled to receive a benefit immediately after such merger, consolidation or transfer which shall be equal to or greater than the benefit the Participant would have been entitled to receive if this Plan had been terminated immediately prior to such merger, consolidation or transfer.

                                  ARTICLE XIII
                                  ------------

                            MISCELLANEOUS PROVISIONS


         13.01 - INALIENABILITY.

         No benefit or interest payable hereunder shall be alienated, disposed of, sold, assigned or in any manner encumbered by any Participant or Beneficiary.

         13.02 - FACILITY OF PAYMENT.

         Any payment which is otherwise required to be made to any person under a disability may, in the discretion of the Vice President of Human Resources, be made to or for the benefit of such person, notwithstanding such disability, to any guardian, conservator or trustee of such person, to any spouse, child, parent, other relative or any dependent of such person, or any one or more of them, or may be applied directly to others on behalf of such person, in such amount and to such of them as the Vice President may deem advisable. Any monthly installment of retirement benefits due at the death of a Participant which otherwise is required to be paid to the Participant's executor, Administrator or estate may, when authorized by the Vice President, be paid to such Participant's Beneficiary, or to the person designated by the decedent as beneficiary under any group insurance policy provided for the Participant by the Company or to a surviving spouse, child, parent, relative, dependent or next of kin of the decedent.

         13.03 - LIABILITY LIMITED.

         No Participant or Beneficiary shall have any right or interest in this Plan, nor shall the Company, nor the Vice President of Human Resources nor any other officer, director or Corporate Officer of the Company, have any liability or responsibility with respect to this Plan or under the Agreement, except as may be otherwise expressly provided herein, in the Agreement or by the Act.

         13.04 - PERFORMANCE OF ACTS.

         Each Participant, Beneficiary or other person claiming any interest hereunder agrees to furnish such data, perform any and all other acts and to execute any and all applications or other documents as may be necessary or desirable for carrying out the intent of this Plan and as may be required by the Vice President of Human Resources.

         13.05 - CLAIMS PROCEDURE.

         Claims for benefits under this Plan shall be filed by a Participant or Beneficiary or other claimant with the Vice President of Human Resources of the Company on forms to be supplied. Written notice of the disposition of the claim shall be furnished the Participant within 30 days of the filing of such claim. Any Participant, Beneficiary or other person claiming any interest hereunder who is denied, in whole or in part, a claim for benefits under this Plan shall be entitled, upon written request therefor to the Vice President, to receive in written form a clear and concise statement explaining the computation of such benefit or such other action under the Plan as to which such person shall object, together with an explanation of the claims review procedure as set forth in this Section 13.05 and any additional documents or information which may be necessary to perfect such person's claim. Within 60 days after receipt by such person of the statement and explanation described in the preceding sentence, such person, if desiring further consideration of the claim, shall file with the Vice President, in written form a statement in support of the position together with a request for reconsideration of such claim and, if desired, a request for hearing before the Vice President thereon. If requested, and if in the discretion of the Vice President, necessary or desirable, the Vice President shall schedule an opportunity for a full and complete hearing within 30 days after receipt of such request for reconsideration, and a final and binding decision shall be made within 30 days after the date of such hearing or within 30 days after the receipt of such request for reconsideration if no hearing shall be held. Such decision shall be communicated in writing to such person together with a statement of the reasons therefor.

         13.06 - DEFINITIONS.

         The terms used in this Plan, unless otherwise defined herein, have the same meaning and definition as those terms are used in the HCR Pension Plan.

         IN WITNESS WHEREOF, Manor Care, Inc. has caused this HCR Manor Care Senior Executive Retirement Plan, to be adopted and effective as of January 1, 2001.

                                        MANOR CARE, INC.



                                        By: /s/ Paul A. Ormond
                                           -------------------------------------
                                           President and Chief Executive Officer

                                        Date: 1/6/01
                                             -----------------------------------


ATTEST:


By: /s/ R. Jeffrey Bixler
   -------------------------
        Secretary

                                   APPENDIX A

                                 HCR MANOR CARE
                        SENIOR EXECUTIVE RETIREMENT PLAN
                        --------------------------------

                          LIST OF COVERED PARTICIPANTS
                          ----------------------------

                              AS OF JANUARY 1, 2001


                 The list of Covered Participants is maintained
                      in the office of the Vice President,
                 Director of Human Resources and Labor Relations